UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Approval of Huntsman 2016 Stock Incentive Plan

On May 5, 2016, at the 2016 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”), the Company’s stockholders approved the Huntsman 2016 Stock Incentive Plan which, among other items, reserves 8,225,000 shares for issuance under such plan.

A summary of the Huntsman 2016 Stock Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2016. That summary and the above description of the Hunstman 2016 Stock Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Huntsman 2016 Stock Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

10.1	Huntsman 2016 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ RUSS R. STOLLE
Sr. Vice President, Deputy General Counsel and Assistant Secretary

Dated: May 11, 2016

EXHIBIT INDEX

Number	Description of Exhibits

10.1	Huntsman 2016 Stock Incentive Plan